CENTRAL SECURITIES CORPORATION

STATEMENT OF INVESTMENTS

March 31, 2025

(unaudited)

Shares		Value
COMMON STOCKS 93.2%
	Banks 2.5%
160,000	JPMorgan Chase & Co.	$39,248,000

	Communications Services 8.1%
450,000	Alphabet Inc. Class A	69,588,000
100,000	Meta Platforms, Inc. Class A	57,636,000
		127,224,000

	Consumer Discretionary 5.8%
235,000	Amazon.com, Inc. (a)	44,711,100
13,000	Mercadolibre, Inc. (a).	25,361,310
325,000	Nike, Inc	20,631,000
		90,703,410

	Diversified Financial 11.6%
150,000	American Express Company	40,357,500
300,000	Capital One Financial Corporation	53,790,000
800,000	The Charles Schwab Corporation	62,624,000
75,000	Visa Inc. Class A	26,284,500
		183,056,000

	Diversified Industrial 3.4%
150,000	Ashtead Group plc ADR	32,550,000
200,000	Brady Corporation Class A	14,128,000
225,000	WillScot Holdings Corporation	6,255,000
		52,933,000

	Energy 2.5%
250,000	Hess Corporation	39,932,500

	Health Care 2.9%
90,000	Johnson & Johnson	14,925,600
175,000	Medtronic plc.	15,725,500
160,000	Merck & Co., Inc.	14,361,600
		45,012,700

	Insurance Brokers 4.8%
100,000	Aon plc Class A	39,909,000
105,000	Arthur J. Gallagher & Co.	36,250,200
		76,159,200

	Insurance Underwriters 31.6%
28,424	The Plymouth Rock Company Class A (b)(c)	385,258,896
400,000	Progressive Corporation	113,204,000
		498,462,896

	Real Estate 2.1%
1,201,474	Rayonier Inc.	33,497,095

	Semiconductor 5.0%
390,000	Analog Devices, Inc.	78,651,300

	Software and Services 4.0%
80,000	Microsoft Corporation	30,031,200
55,000	Roper Technologies, Inc.	32,426,900
		62,458,100

	Technology Hardware and Equipment 9.0%
200,000	Coherent Corp. (a)	12,988,000
200,000	Keysight Technologies, Inc. (a)	29,954,000
145,000	Motorola Solutions, Inc.	63,482,450
70,000	Teledyne Technologies Incorporated (a)	34,839,700
		141,264,150

	Total Common Stocks (cost $431,299,717)	1,468,602,351

SHORT-TERM INVESTMENTS 6.7%

	Money Market Fund 2.3%
35,964,797	Goldman Sachs Financial Square
	Treasury Investments Fund	35,964,797

Principal	U.S. Treasury Bills 4.4%
$70,000,000	U.S. Treasury Bills 4.25% - 4.27% due 4/1/25 - 4/8/25 (d)	69,971,519

	Total Short-Term Investments (cost $105,936,316)	105,936,316

	Total Investments (cost $537,236,033) (99.9%)	1,574,538,667

	Cash, receivables and other assets less liabilities (0.1%)	893,846

	Net Assets (100%)	$1,575,432,513

(a) Non-dividend paying.

(b) Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 3 and Note 4.

(c) Valued based on Level 3 inputs. See Note 2.

(d) Valued based on Level 2 inputs. See Note 2.

See accompanying notes to statement of investments.

CENTRAL SECURITIES CORPORATION

(the “Corporation”)

NOTES TO STATEMENT OF INVESTMENTS

(unaudited)

1. Security Valuation – Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price at the valuation date. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

As of March 31, 2025, the tax cost of investments was $537,236,033. Net unrealized appreciation was $1,037,302,634 consisting of gross unrealized appreciation and gross unrealized depreciation of $1,053,320,252 and $16,017,618, respectively.

2. Fair Value Measurements – The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

●	Level 1 – Quoted prices in active markets for identical investments;
●	Level 2 – Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;
●	Level 3 – Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s Total investments as of March 31, 2025 are classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$1,083,343,755	$—	$385,258,596	$1,468,602,351
Short-term investments	35,964,797	69,971,519	—	105,936,316
Total investments	$1,119,308,552	$69,971,519	$385,258,596	$1,574,538,667

The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2024	$392,251,200
Change in net unrealized appreciation of investments in affiliated companies included in decrease in net assets from operations	(6,992,104)
Balance as of March 31, 2025	$385,258,896

Unrealized appreciation of Level 3 investments still held as of March 31, 2025 decreased during the three months ended March 31, 2025 by $6,992,104, which is included in the above table.

Management assists the Board of Directors in the determination of fair value of Plymouth Rock. In valuing the Plymouth Rock Level 3 investment as of March 31, 2025, management considered Plymouth Rock’s financial condition and results of operations, the insurance industry outlook, and any transactions in Plymouth Rock’s shares. Management used significant unobservable inputs to develop a range of values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 1.2–2.8; average: 1.7); price-to-historical earnings (range: 16.6–56.8; average: 33.4); and price-to-forward earnings estimates (range: 10.6–29.0; average: 18.0). Management also used Plymouth Rock’s book value and a discounted cash flow model based on a forecasted return on equity of approximately 13% and a cost of capital of approximately 12%. The average of these values was then discounted for lack of marketability and control of the Plymouth Rock shares. Management considered a discount range of 25% to 35%, a range management believes market participants would apply. An independent valuation of Plymouth Rock’s shares obtained by Plymouth Rock was also considered. Management presented and discussed the above information with the Corporation’s directors, who approved the value for the investment.

Increases (decreases) in the price-to-book value multiple, price-to-historical earnings multiple, price-to-forward earnings estimate multiple, return on equity rate and book value in isolation would have resulted in a higher (lower) range of fair values. Increases (decreases) in the discount for lack of marketability and control or cost of capital in isolation would have resulted in a lower (higher) range of fair values.

3. Restricted Securities – The Corporation may from time to time invest in securities the resale of which is restricted. On March 31, 2025, the Corporation’s only restricted security consisted of 28,424 shares of Plymouth Rock that were acquired on December 15, 1982 at a cost of $710,600. This security had a value of $385,258,896 at March 31, 2025, which was equal to 24.2% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

4. Affiliated Companies – Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the three months ended March 31, 2025, unrealized appreciation from the Corporation’s investment in Plymouth Rock decreased by $6,992,104 and the Corporation received dividends of $7,437,140 from Plymouth Rock. The Chairman of the Corporation is a director of Plymouth Rock. The Chief Executive Officer of the Corporation is a director of certain subsidiaries of Plymouth Rock.